                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 9, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                  001-13403                  84-1032638
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 (State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)            File Number)            Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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           (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code      (816) 584-5000
                                                        ------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2007, the Compensation Committee of American Italian Pasta Company
(the "Company") approved a cash incentive plan for all salaried employees of the
Company for fiscal 2007. The cash incentive plan provides for certain  incentive amounts to be paid based on a percentage of the  employee's  base salary and the achievement  of  certain  threshold,  target  and  maximum  EBITDA and cash flow benchmarks.  For  executive  officers  of the Company in fiscal  2007,  the cash incentive  plan provides for payments to Walt George,  Robert  Schuller and Paul
Geist in the amounts of $97,510, 82,508 and $52,505, respectively, at threshold, with additional  payments of $36,065,  $30,517,  and $19,420,  respectively,  at target, and $40,073, $33,908, $21,578, respectively, at maximum.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: January 16, 2007            AMERICAN ITALIAN PASTA COMPANY

                                       By:     /s/ James P. Fogarty
                                          --------------------------------------
                                              James P. Fogarty
                                              President and Chief Executive
                                              Officer